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                                                                   EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


               As independent petroleum engineers, we hereby consent to the incorporation by reference in this registration statement of our report included in the Annual Report on Form 10-K of Tom Brown, Inc. for the year ended December 31, 1997 and to all references to our firm included in this registration statement.



                                    /S/ RYDER SCOTT COMPANY
                                        PETROLEUM ENGINEERS


December 21, 1998